MHL
LISTED
NYSE

OPPORTUNITY People
Discipline
ACHIEVEMENT
STABILITY
DEPENDABILITY
Growth
balance

Built to Produce

MortgageIT®

HOLDINGS, INC.

Proprietary and Confidential

Disclaimer

The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any offer of securities is and shall be made pursuant to a definitive prospectus or other appropriate offering document prepared by or on behalf of MortgageIT Holdings, Inc. (“MortgageIT Holdings”), which would contain material information not contained herein and which does and shall supersede, amend and/or supplement this information in its entirety. Any decision to invest in MortgageIT Holdings’
securities should be made after reviewing such definitive prospectus or other offering document, conducting such investigations as the investor deems necessary and consulting the investor's own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities described herein or passed upon the adequacy or accuracy of the information contained herein. Any representation to the contrary is a criminal offense.

Neither MortgageIT Holdings, nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance. The information may include estimates and projections that involve significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such projections will be realized. Much of the information contained herein is of a general nature intended to provide a broad overview of MortgageIT Holdings’
business. MortgageIT Holdings disclaims any and all liability relating to this information, including, without limitation any express or implied representation or warranty for statements contained in and omissions from this information. MortgageIT Holdings does not expect to update or otherwise revise the information contained herein.

Certain items in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements are statements that relate to future, not past, events and often address MortgageIT Holdings’ expected future business and financial performance. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain and include, among other things, statements relating to MortgageIT Holdings' ability to fund a fully-leveraged, self-originated loan portfolio, its anticipated loan funding volume and MortgageIT Holdings'
ability to pay dividends. These statements are based on the current economic environment and management's current expectations and beliefs, and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-
looking statements are inherently subject to significant economic, competitive, and other contingencies that are beyond the control of management. MortgageIT
Holdings can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from MortgageIT Holdings'
expectations include, but are not limited to, MortgageIT's continued ability to originate new loans, including loans that it deems suitable for its securitization portfolio; changes in the capital markets, including changes in interest rates and/or credit spreads; and other risks detailed in MortgageIT Holdings' Annual
Report on Form 10-K that was filed with the Securities and Exchange Commission (“SEC”) on March 15, 2006 and from time to time in MortgageIT Holdings'
other SEC reports. Such forward-looking statements speak only as of the date of this presentation. MortgageIT Holdings expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in MortgageIT Holdings' expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Corporate Overview

MortgageIT
HOLDINGS, INC.
MortgageIT

MHL LISTED NYSE
MortgageIT HOLDINGS, INC.

Corporate Structure

Real Estate Investment Trust (REIT)

Taxable Mortgage Banking Subsidiary (TRS)

Wholesale

Correspondent

Retail

MortgageIT
HOLDINGS, INC.

MHL LISTED NYSE
MortgageIT
HOLDINGS, INC.

Today

Mortgage REIT with a nationwide platform that originated more than
$29 billion in 2005

Headquartered in New York City with approximately 2,300 employees in 54 branches across 23 states nationwide as of December 31, 2005

Completed an Initial Public Offering of $175 million on NYSE on July
30, 2004 and trading under the symbol “MHL”

Secondary Offering completed in July, 2005 with net proceeds of approximately $150 million

Market capitalization of approximately $282 million (as of March
14, 2006)

Self-originated 100% of our $5.0 billion high quality adjustable rate mortgage portfolio through our mortgage bank subsidiary

Current Results & Guidance

2006 Developments

Announced that the Company will have substantially exited from the wholesale sub-prime business by the end of the first quarter 2006

Issued $750 million of RMBS in 1 securitization YTD

Declared a first quarter 2006 dividend of $0.25 per share

4Q:05 Results

Earned adjusted net income of $8.7 million or $0.31 per diluted share

Managed an investment portfolio of approximately $4.7 billion at December 31 st

Funded $9.24 billion (111% increase from the year ago period)

Paid dividend of $0.48

1Q:06 Guidance

Expecting to maintain an investment portfolio at approximately $5.0 billion

Expects to fund $6.0 to $6.5 billion in the first quarter of 2006 (38% to 50% increase from the year ago period)

Guided to a first quarter 2006 consolidated loss driven by the continued reduction of wholesale sub-prime staff, operations, and remaining loan inventory. The impact of this is estimated to be approximately $0.25 to $0.30 per share.

Mortgage Origination Platform (TRS)

Corporate Headquarters
R Retail Origination Office
W Wholesale Operations Center
SP Sub-Prime Operations Center
CL Correspondent Lending Center

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

National Origination Platform

> $500 mm

$200 mm to $500 mm

$50 mm to $200 mm

< $50 mm

FY 2005 Originations

W (6)

W (3)

W (3)

W

W

W

W

W

W

W

W

R (11)

W

W (2)

R (2) W

R  W

R

CL

W

W

Balanced Footprint Mitigates Risk

W

W

6.1%
14.1%
5.4%
2.5%
28.4%
43.5%

12.0%
9.9%
67.4%
10.7%

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

Origination Mix

Balanced, Diversified Lending Maximizes Adaptability

Conforming

Government

Jumbo

Home Equity/Seconds

Non-Prime

Alt A

Correspondent

Retail

Wholesale

Non-Prime

Wholesale

Prime

Based on FY 2005 Origination Mix

Exit from the Wholesale Sub-prime Business

$14 million

75

1

February, 28 2006

$159 million

408

3

December 31, 2005

$340 million

479

6

September 30, 2005

Volume

Employees

# of Branches

Date

Impact of Exiting Wholesale Sub-prime Business

4Q 2005 - $0.15 per share

1Q 2006 - Estimated $0.25 to $0.30 per share

2005 Funding Growth of 124%
($ Billions)

$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
2004
2005

➢

➢

➢

MHL LISTED NYSE
MortgageIT HOLDINGS, INC.

Production Growth Story

            National Mortgage News Fourth
            Quarter 2005 Mortgage Rankings

Ranked 21st for 4th quarter
2005 funding volume

Largest percentage increase in
4th quarter funding volume
within the top 30

Market share increased to
1.04%

MortgageIT REIT Portfolio

High Quality Portfolio

92% owner occupied

Average loan size of $289K

No loans over $1.5 million

Loans originated in 47 states

Averages based on original balances and characteristics of 7 MHL securitizations through November 2005

Our strategy is to build a low credit loss portfolio capable of providing stable earnings and reliable cash flow available for dividend

WA FICO of 732

WA LTV of 74%

All first lien loans

43% fully documented

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

Gross Spreads on Portfolio Loans

Gross Spread between Hybrid ARM WAC and One Month LIBOR

30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Actual Prepayment Speed
Initial Pricing Speed

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

Portfolio CPR Speeds

Actual vs Initial Pricing Prepayment Speed - MHL Combined Portfolio

Questions